EFFECTIVE OCTOBER 27, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2011

Key Tronic Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington		99216
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (509) 928-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders was held on October 27, 2011 at which shareholders voted on proposals as follows:

		Votes For	Votes Against or Withheld	Votes Abstained	Broker Non-Votes

Proposal 1:	Election of Directors:
	James R. Bean	5,481,484	102,112	—	4,120,083
	Craig D. Gates	5,458,448	125,148	—	4,120,083
	Ronald F. Klawitter	5,382,700	200,896	—	4,120,083
	Dale F. Pilz	5,479,099	104,497	—	4,120,083
	Yacov A. Shamash	5,496,283	87,313	—	4,120,083
	Patrick Sweeney	5,493,699	89,897	—	4,120,083
Proposal 2:	Ratification of Appointment of BDO USA, LLP as independent auditors for fiscal year 2012	9,402,105	270,834	30,740	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION
(Registrant)

Date: October 27, 2011
	By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President
of Administration, CFO and Treasurer